Exhibit 10.2

Loan Agreement	Execution Version

LOAN AGREEMENT

Shanghai JiuGe Business Management Co. Ltd. (上海九鸽企业管理有限公司)

and

LI Li (李莉)

Loan Agreement	Execution Version

Loan Agreement	Execution Version

Loan Agreement

This Loan Agreement (this “Agreement”) is entered into by the following parties on 16 October 2018 in Shanghai, the PRC:

Shanghai JiuGe Business Management Co. Ltd. (上海九鸽企业管理有限公司), a limited liability company incorporated under the laws of the PRC with its registered office at Room 2789, 2/F, No.3 Xuanhua Road, Changning District, Shanghai (“Lender”);

and

LI Li (李莉), a Chinese citizen with her ID number 310105198005080043 and domicile at 103 No. 5 Lane 550, Fuquan Road, Changning District, Shanghai (“Borrower”).

1.	Definitions and Interpretation

1.1	Definitions

In this Agreement, the following words and expressions shall have the meanings attributed to them below unless the context otherwise requires:

“Agreement”	this Loan Agreement entered into by the Lender and the Borrower;

“Borrower”	LI Li (李莉), a Chinese citizen with her ID number 310105198005080043 and domicile at 103 No. 5 Lane 550, Fuquan Road, Changning District, Shanghai

“Business Day”	a day (other than Saturday, Sunday or public holiday) on which licensed banks are generally open for general banking business in the PRC throughout their normal business hours;

“CIETAC”	as defined in Clause 14.4;

“Confidential Information”

all information, documents or materials provided by the Disclosing Party to the Receiving Party in respect of business, finance, operation, technology, personnel or any other aspect of the Disclosing Party or its affiliates shall be deemed as confidential, whether in oral, in written, machine-readable or in any other form, including, but not limited to electronic media files, contracts, reports, memos, procedures, formulas, algorithms, projects, photographs, plans, drawings, concepts, products, specifications, sample ideas, airspeed measurements, names of customers, dealers and/or distributors, prices and costs, settings and marketing information, and all information, documents or materials derived from the foregoing.

Loan Agreement	Execution Version

“Disclosing Party”	any party which discloses Confidential Information;

“Drawdown Date”

means a date decided by the Lender to remit the Principal to the bank account of the Borrower upon satisfaction or waiver of all the conditions set forth in Clause 4.1 and in any event the date shall not be later than the last day of capital contributions as stated in the articles of association of VIE Entity;

“Drawing”	as defined in Clause 4;

“Event of Default”	as defined in Clause 13;

“Final Repayment Date”	means the date falling on the expiry of a ten (10) years’ period commencing from the Drawdown Date subject to extension by the Lender pursuant to Clause 7.2;

“Lender”

Shanghai JiuGe Business Management Co. Ltd. (上海九鸽企业管理有限公司), a limited liability company incorporated under the laws of the PRC with its registered office at Room 2789, 2/F, No.3 Xuanhua Road, Changning District, Shanghai

“Parties” or “Party”	collectively Lender and Borrower, or individually, any of them, as the context requires;

“PRC”

the People’s Republic of China and for the purposes of this Agreement, for the purposes of this Agreement only, excluding Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan;

Loan Agreement	Execution Version

“Principal”	as defined in Clause 2.1;

“Receiving Party”	any party which receives Confidential Information;

“Recipient”	as defined in Clause 12.2;

“RMB”	the lawful currency for the time being of the PRC.

1.2	Interpretation

(a)	Any reference to “Party”, “Lender”, “Borrower” and “VIE Entity” shall include their respective successors and permitted assignees and any persons deriving title under them;

(b)	In this Agreement, unless the context requires otherwise, words importing the singular include the plural and vice versa and words importing one gender includes both genders and the neuter;

(c)	References to this Agreement shall be construed as references to this Agreement as amended or supplemented from time to time;

(d)	Headings are inserted for reference only and shall not affect the construction of this Agreement;

(e)	Words and expressions defined in the other Transaction Documents shall, unless otherwise specified, have the same meanings when used herein;

(f)	References herein to statutory provisions shall be construed as references to those provisions as respectively amended or re-enacted (whether before or after the date hereof) from time to time.

2.	The Facility

2.1	The Lender agrees to make available to the Borrower a facility of RMB 10,000,000 (“Principal”).

2.2	The Principal shall be used solely for the purpose of capital contributions of the subscribed capital of VIE Entity.

3.	Interest

3.1	The Principal shall not bear any interest.

Loan Agreement	Execution Version

4.	Drawing

4.1	Subject to the satisfaction or waiver of the following conditions:

(a)	completion of establishment of the VIE Structure to the satisfaction of the Lender;

(b)	no Event of Default having occurred prior to or on the Drawdown Date; and

(c)	all the representations and warranties set forth in Clause 9 being true, correct and fully observed as though the same had been made as at the Drawdown Date;

drawing shall be made by wire transfer to the bank account of the Borrower before or on the Drawdown Date (“Drawing”).

5.	Post-Drawing Obligations

5.1

Immediately after Drawing and in any event no later than three Business Days upon Drawing, the Borrower shall deposit the Principal to VIE Entity’s bank account to complete capital contributions in his capacity as the sole shareholder of VIE Entity.

5.2	The Borrower shall furnish the Lender with evidence of the capital contributions stated in Clause 5.1

6.	Conversion

6.1

The Lender shall have the right to convert the whole or any part of the outstanding Principal into the equity interests in VIE Entity at any time before the Final Repayment Date by giving a 15-day written notice to the Borrower, and such conversion shall be determined with reference to the following formula:

Percentage of Equity Interests = OP

                                                        AP

where

“Percentage of Equity Interests” is the percentage of equity interests in VIE Entity to be converted;

“OP” is the outstanding Principal at the time of conversion;

“AP” is the registered capital of VIE Entity.

6.2	In the event that the Lender exercises the right of conversion in accordance with Clause 6.1, the Lender may designate a third party to hold the equity interests in VIE Entity on its behalf.

6.3	The Borrower shall provide and procure VIE Entity to provide all the necessary assistance to give effect to the conversion in accordance with Clauses 6.1 and 6.2.

Loan Agreement	Execution Version

7.	Repayment

7.1	The Lender may demand repayment of any or all of the Principal at any time before the Final Repayment Date by giving a 15-day written notice to the Borrower.

7.2	The Lender may at its sole discretion extend the Final Repayment Date to any such date as it thinks fit.

8.	Security

8.1

As a security for performance and discharge of the Borrower’s obligations under this Agreement, the Borrower shall pledge 100% equity interests in VIE Entity, which represents the entire registered capital of VIE Entity, by way of first-ranking security to the Lender.

9.	Representation and Warranty

9.1	The Borrower represents and warrants to the Lender that

(a)	he is the sole legal and beneficial owner of the equity interests in VIE Entity;

(b)	he has full power and authority to enter into and perform this Agreement;

(c)	execution and performance of this Agreement reflects his genuine intention;

(d)	the equity interests in VIE Entity are validly subscribed for;

(e)	the equity interests in VIE Entity are free of encumbrances of any kind except for the encumbrances created under the Transaction Documents;

(f)	the equity interests in VIE Entity are a first-ranking security;

(g)	the equity interests in VIE Entity are not subject to any option to purchase or pre-emptive rights.

10.	Undertakings

10.1	The Borrower undertakes that unless having obtained prior written consent of the Lender, he may not

(a)	transfer or dispose of the Option Interest in any manner;

(b)	transfer or dispose of any of VIE Entity’s assets in any manner;

(c)	create encumbrances of any kind over the Option Interest except for the encumbrances created under the Transaction Documents;

(d)	resolve to or procure VIE Entity to

(i)	change its registered capital;

(ii)	amend its articles of association;

(iii)	change any of its shareholders;

(iv)	appoint, remove or replace its Senior Management;

Loan Agreement	Execution Version

(v)	make or receive investment of any kind or merge or consolidate with any entity;

(vi)	change information filed at the competent authorities in the PRC;

(vii)	make any lending or borrowing or provide security of any kind;

(viii)	pay, make or declare any dividend, charge, fee or other distribution of any kind;

(ix)	incur, create or permit to subsist or have outstanding any Financial Indebtedness;

(x)	enter into any agreements which conflict with this Agreement;

(xi)	do any acts which would adversely impair its ability to perform the obligations under the Transaction Documents.

10.2	The Borrower further undertakes that

(a)	he shall use his best endeavors to maintain VIE Entity in valid existence in accordance with the PRC laws;

(b)	he shall notify the Lender in a timely manner any event or circumstances which would adversely impair the valid existence, financial conditions, assets or goodwill of VIE Entity.

11.	Assignees and Successors

11.1	The Borrower may not assign any of its rights and obligations under this Agreement without the prior written consent of the Lender.

11.2	The Lender may assign any of its rights and obligations under this Agreement by giving prior written notice to the Borrower.

11.3	This Agreement shall be binding upon the respective successors and permitted assignees of and any persons deriving title from the Borrower and the Lender.

12.	Confidentiality

12.1	During the term of this Agreement and for a period of ten years after the date of expiry of all the Transaction Documents, the Receiving Party shall:

(a)	keep Confidential Information in confidence;

(b)	not disclose Confidential Information to any person other than with the prior written consent of the Disclosing Party or in accordance with Clauses 12.2 and 12.3; and

(c)	not use Confidential Information for any purpose other than the performance of its obligations under the Transaction Documents.

12.2

During the term of this Agreement, the Receiving Party may disclose Confidential Information to any of its directors, employees, agents and professional advisers (each a “Recipient”) to the extent that such disclosure is reasonably necessary for the purposes of the Transaction Documents.

Loan Agreement	Execution Version

12.3	The Receiving Party shall procure that each Recipient is made aware of and complies with all the Receiving Party's obligations of confidentiality under this Agreement.

12.4	The obligations contained in Clauses 12.1 to 12.3 shall not apply to any Confidential Information which:

(a)	at the date of this Agreement is in, or at any time after the date of this Agreement comes into, the public domain other than through breach of this Agreement by the Receiving Party or any Recipient;

(b)

was not obtained directly or indirectly from the Disclosing Party and which was available to the Receiving Party or to a Recipient on a non-confidential basis from a source other than the Disclosing Party, provided that such source is not and has not been bound by any obligations of confidentiality with the Disclosing Party; or

12.5	was required to be disclosed in accordance with applicable laws or regulations of a stock exchange.

13.	Events of Default

13.1	Each of the following events shall be an Event of Default:

(a)	if the Borrower fails to repay any of the Principal;

(b)	if the Borrower or VIE Entity fails to perform or observe any of his obligations under the Transaction Documents;

(c)	if any representations and warranties made by the Borrower proves to be untrue or inaccurate in any material respect;

(d)	if for any reasons any material obligations under the Transaction Documents cease to be legal, valid, binding or enforceable;

(e)	if any Change of Control occurs without the Lender’s prior consent;

(f)	if any change is made to the VIE Structure or any provisions of the VIE Agreements without the Lender’s prior consent; and

(g)	if any litigation, arbitration, administrative, governmental, regulatory or other investigation, proceedings or dispute are commenced or threatened against the Borrower or VIE Entity.

13.2	If an Event of Default occurs and is continuing, the Lender may exercise any or all of its rights, remedies and powers under any of the Transaction Documents.

Loan Agreement	Execution Version

14.	Governing Law and Dispute Resolution

14.1	This Agreement shall be governed by and construed in accordance with the PRC laws.

14.2	In the event any dispute arises out of or in connection with this Agreement, the Parties shall attempt in the first instance to resolve such dispute through friendly consultations.

14.3

If any dispute has not been resolved by friendly consultations within fifteen Business Days after any Party has served written notice on the other Parties requesting the commencement of such consultations, then any Party may demand that the dispute be finally settled by arbitration in accordance with the following provisions of this Clause (a).

14.4

The arbitration shall be submitted to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with its arbitration rules in force at the date of submission of the dispute, which rules are deemed to be incorporated by reference in this Clause (a).

14.5	The place of the arbitration shall be Beijing and the language of the arbitration shall be English.

14.6

The appointing authority shall be CIETAC. There shall be three arbitrators. One arbitrator shall be nominated by the Lender and one arbitrator shall be nominated by the Borrower. The two arbitrators so chosen shall select a third arbitrator, provided that if such two arbitrators shall fail to choose a third arbitrator within thirty days after such two arbitrators have been selected, CIETAC, upon the request of any Party, shall appoint a third arbitrator. The third arbitrator shall be the presiding arbitrator.

14.7

The arbitration shall be conducted in private. The Parties agree that all documents and evidence submitted in the arbitration (including without limitation any statements of case and any interim or final award, as well as the fact that an arbitral award has been made) shall remain confidential both during and after any final award that is rendered unless the Parties otherwise agree in writing or unless otherwise required by law.

15.	Miscellaneous

15.1	Notices

(a)

Any notice or other communication provided for in this Agreement shall be in writing in the English language and shall be served on the Parties at the respective addresses or the facsimile numbers or the email addresses (as the case may be) below:

(i)	To the Lender

Attention:

Address:

Loan Agreement	Execution Version

Telephone:

Fax:

Email:

(ii)	To the Borrower

Attention:

Address:

Telephone:

Fax:

Email:

(b)

A notice delivered personally shall be deemed to be received when delivered and any notice sent by pre-paid recorded delivery post shall be deemed (in the absence of evidence of earlier receipt) to be received two Business Days after posting and in proving the time of dispatch it shall be sufficient to show that the envelope containing such notice was properly addressed, stamped and, and in the case of a facsimile message or an electronic mail, shall be deemed to be received on the date of transmission (in the territory of the recipient). If a communication would otherwise be deemed to have been delivered outside normal business hours (being 9:00 a.m. to 5:00 p.m. on a Business Day) in the time zone of the territory of the recipient under the provisions of this Clause 15.1, it shall be deemed to have been delivered at the next opening of business in the territory of the recipient. Any party may change its address for purposes hereof by not less than five Business Days’ notice as aforesaid to the other Parties.

15.2	Entire Agreement

This Agreement supersedes any previous agreement between the Parties in relation to the transaction contemplated by the Transaction Documents.

15.3	No Waiver

(a)	No waiver of any provision of this Agreement shall be effective unless made in a written instrument signed by the Party waiving such provision;

(b)	Any failure or delay by any Party to exercise any rights and powers under this Agreement shall not be deemed to be a waiver of such rights and powers.

15.4	Illegality and Severability

If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the PRC laws, the legality, validity and enforceability of the remaining provisions shall not in any way be affected or impaired.

Loan Agreement	Execution Version

15.5	Expenses and Fees

Unless agreed otherwise, the Parties agree that each Party shall assume its own expenses, fees and taxes in connection with preparation, execution and performance of this Agreement.

15.6	Amendment

This Agreement may be changed or amended by written agreement signed by all Parties.

15.7	Language

This Agreement shall be made in English.

15.8	Counterparts

This Agreement may be executed in any number of counterparts and all of which taken together shall constitute one and the same instrument.

Loan Agreement	Execution Version

(Signature Page)

Shanghai JiuGe Business Management Co. Ltd. (上海九鸽企业管理有限公司)

Authorized Signature (Stamp):_______________

LI Li (李莉)

Signature:_______________